Exhibit 99.2

July 24, 2008 SECOND QUARTER 2008 EARNINGS REVIEW Paul M. Barbas President and Chief Executive Officer John J. Gillen Senior Vice President and Chief Financial Officer

1 Second Quarter 2008 Earnings Review Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Second Quarter 2008 Earnings Review REG G Disclosure Today’s discussion contains certain non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP) in the United States. DPL’s earnings per share is prepared in accordance with accounting principles generally accepted in the United States of America and represent the company’s earnings per share as reported to the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes the adjusted earnings per share to be relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com

July 24, 2008 SECOND QUARTER 2008 HIGHLIGHTS

4 Second Quarter 2008 Earnings Review For the Three Months ended June 30, 2008 and 2007 Financial Highlights Diluted earnings from continuing operations were $0.41/ share compared to $0.45/share in 2007 Non-GAAP earnings* were $0.34/share compared to $0.18/share in 2007 Gross Margin increased by $0.15/share driven by: – Higher revenue from second phase of environmental investment rider – Lower purchase power volume due to increased generation output *A non-GAAP earnings reconciliation is provided on slide #14.

5 Second Quarter 2008 Earnings Review Environmental Capital Investment DPL Share 100% FGD ($ millions) Capital* Capital* Killen $157 $234 Stuart $227 $649 Total $384 $883 *Estimates DP&L Managed Scrubber Program Complete Fourth and final scrubber at Stuart station brought online during the second quarter 2008 Total of five scrubbers completed at Stuart and Killen stations Total capital spend for Stuart and Killen scrubber projects: $883 million (100% costs)

6 Second Quarter 2008 Earnings Review Killen Station FGD (Scrubber) Performance / Coal Blending Scrubber Performance – In operation for nearly one year – To date, sulfur dioxide (SO2) removal rate > 95% – Positive impact on particulate reductions Coal Blending – Main testing phase completed in first quarter 2008 – Currently, Killen’s coal blend is approximately 67% Illinois Basin, 33% Central Appalachian – Testing will be an ongoing process to help increase fuel flexibility

7 Second Quarter 2008 Earnings Review Stuart Station FGD (Scrubber) Performance / Coal Blending Scrubber installation on all four units has been completed – Units 3 & 4 – first quarter 2008 – Units 1 & 2 – second quarter 2008 Coal Blending – Testing phase has begun on all four units – Anticipate 6 to 9 month testing period – Currently, all four units are burning Illinois Basin coal • 15% Illinois Basin, 85% Central Appalachian coal blend as of June 30, 2008 • 25%-30% Illinois Basin blend estimated by the end of 2008

8 Second Quarter 2008 Earnings Review Clean Air Interstate Rule (CAIR) On July 11, 2008, U.S. Court of Appeals for the District of Columbia Circuit issued a decision vacating CAIR. The decision invalidates both the annual NOx allowance trading program and modifications to the SO2 emission allowance trading program Emission limitations still exist for DPL

9 Second Quarter 2008 Earnings Review Plant Performance 59% 53% 73% 62% 50% 60% 70% 80% 90% 100% Q2 2007 Q2 2008 Capacity Factor % DPL Op* Partner Op Higher second quarter 2008 generation (gwh) output due to fewer scheduled outages – Dayton Operated: +17% – Partner Operated: +18% – Total Fleet (including Hutchings, peakers and diesel): +15% Improved capacity factor at both DPL and partner operated facilities * DPL Operated includes Stuart and Killen

10 Second Quarter 2008 Earnings Review Coal Hedging 100% 100% 100% 73% 100% 100% 37% 73% 100% 0% 20% 40% 60% 80% 100% 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-07 Mar-08 Jun-08 Fuel Update Note: “Committed burn” is the amount of coal required to generate electricity for DP&L’s full requirement load and any forward power sales. DP&L anticipates limited spot coal purchases in 2008 to match spot coal generation sales. Estimated average coal cost per ton, all plants 2008E 2009E $41.25 $49.90 Coal Hedge position as of:

11 Second Quarter 2008 Earnings Review Ohio Electric Energy Bill Public Utilities Commission of Ohio published draft rules in early July with regards to electric security plans, market options, and corporate separation Additional rules regarding alternative energy standards, energy efficiency programs and electric service standards expected to be released in August. DP&L able to incorporate terms and conditions of its current rate stabilization plan into required filing of electric security plan Allows us to request the incremental recovery or the deferral of costs that are not being recovered under the current rate stabilization plan DP&L’s current rate stabilization plan offers significant flexibility through 2010 as regulatory issues are clarified

12 Second Quarter 2008 Earnings Review Free Cash Flow Major environmental capital investments nearly complete – Killen and Stuart scrubber project completed – Conesville scrubber expected to be completed mid-2009 Free cash opportunities – Need to first fully evaluate impact of Ohio’s new energy legislation – Options under consideration include • Invest in core business • Increase cash dividends • Continue balance sheet restructuring

13 Second Quarter 2008 Earnings Review For the Three Months Ended June 30, 2008 and 2007 Earnings Per Share Diluted 2008 2007 Earnings from Continuing Operations 0.41 $ 0.45 $ Earnings from Discontinued Operations - $ 0.04 Total Diluted 0.41 $ 0.49 $ Average Diluted Shares Outstanding 117.3 119.5 (in millions) Basic 2008 2007 Earnings from Continuing Operations 0.43 $ 0.50 $ Earnings from Discontinued Operations - $ 0.04 Total Basic 0.43 $ 0.54 $ Average Basic Shares Outstanding 109.4 107.9 (in millions) Three Months Ended June 30, Three Months Ended June 30,

14 Second Quarter 2008 Earnings Review For the Three Months Ended June 30, 2008 and 2007 Non-GAAP Earnings Per Share Reconciliation 2008 2007 Diluted Earnings per Share from Continuing Operations (GAAP) $0.41 $0.45 Adjustments: Executive Litigation Settlement - (0.16) AEGIS Insurance Recovery - (0.08) Gain on Corporate Aircraft Sale - (0.03) Ohio Tax Settlement (0.07) - Adjusted Diluted Earnings per Share from Continuing Operations (Non-GAAP) $0.34 $0.18 Three Months Ended June 30,

15 Second Quarter 2008 Earnings Review $0.18 $0.15 $0.05 ($0.03) ($0.03) $0.02 $0.34 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2007 2Q Non-GAAP EPS Interest Expense General Taxes Other 2008 2Q Non-GAAP EPS Gross Margin Legal Costs EPS fully diluted basis Key Drivers of Non-GAAP Earnings Per Share

16 Second Quarter 2008 Earnings Review Cash & Cash Equivalents $78.7 $134.9 06/30/08 12/31/07 $193.5 2007 2008 06-30 Construction Additions $106.5 Liquidity and Cash Flow ($ in millions)

17 Second Quarter 2008 Earnings Review $0 $100 $200 $300 $400 2006 Actual 2007 Actual 2008 Estimate 2009 Estimate 2010 Estimate Environmental Base 2008 -2010 Capital Outlook Construction Additions ($ in millions) 2008 – 2010 Projected Total: $510 million

18 Second Quarter 2008 Earnings Review 2008 Earnings Guidance 2008 EPS Range from Continuing Operations – $2.00 to $2.20 per diluted share • Based on 118 million diluted shares outstanding Reaffirmed

19 Second Quarter 2008 Earnings Review Reaffirmed 2009 Earnings Guidance 2009 EPS Range from Continuing Operations – $2.10 to $2.40 per diluted share • Based on 120 million diluted shares outstanding – 2009 earnings may be impacted by recent CAIR ruling by the U.S. Court of Appeals for the District of Columbia Circuit • Court decision has resulted in lower SO2 and annual NOx market prices and activity • Earnings guidance assumes approximately $20 million ($0.11 per share) in forecasted emission allowance sales

July 24, 2008 SECOND QUARTER 2008 EARNINGS REVIEW